UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2013

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Northwest Natural Gas Company (the “Company”) was held on May 23, 2013. At the meeting, shareholders voted on the following items:

Proposal 1: The following nominees were elected to serve on the Board of Directors until the 2016 Annual Meeting or until their successors have been duly qualified and elected.

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Class II
Tod R. Hamachek	17,906,950	308,611	5,633,836
Jane L. Peverett	17,932,706	282,855	5,633,836
Kenneth Thrasher	17,935,456	280,105	5,633,836

Proposal 2: The non-binding advisory vote on compensation of the Named Executive Officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,962,370	680,079	573,112	5,633,836

Proposal 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2013 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,447,955	251,656	149,786	N/A

Item 8.01	Other Events.

On May 23, 2013, the Company’s Board of Directors approved an extension to the Company’s share repurchase program for our common stock, under which the Company purchases shares on the open market or through privately negotiated transactions. The Company now has Board authorization through May 31, 2014 to repurchase up to an aggregate of 2.8 million shares or up to an aggregate of $100 million. Since the program’s inception in 2000, the Company has repurchased 2.1 million shares of common stock at a total cost of $83.3 million.

On May 23, 2013, NW Natural issued a press release announcing the results of its annual meeting of shareholders held on May 23, 2013. A copy of the press release is attached as Exhibit 99.1.

Forward-Looking Statements

This report, and other presentations made by NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, future events, investments, customer growth, weather, commodity and other costs, customer rates, revenues and earnings, dividends, performance, effects of future regulatory proceedings, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A, “Risk Factors”, in the Company’s quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed pursuant to Item 8.01 herein.

Exhibit	Description

99.1	Press release of Northwest Natural Gas Company issued May 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: May 30, 2013	/s/ MardiLyn Saathoff
Vice President, Legal, Risk and Land; Chief Governance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Northwest Natural Gas Company issued May 23, 2013

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